SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|     Preliminary Proxy Statement
|_|     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12

                            DIGITAL POWER CORPORATION
                (Name of Registrant as Specified In Its Charter)

                      -------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

To the Shareholders of Digital Power Corporation:

        You are cordially invited to attend the Annual Meeting (the "Meeting") of the Shareholders of Digital Power Corporation ("Digital") which will be held on Wednesday, May 24, 2000, at 10:00 a.m. (Pacific Time), at the Newark-Fremont Hilton Hotel, located at 39900 Balentine Drive, Newark, California 94560.

        The accompanying Notice of the Annual Meeting of the Shareholders and Proxy Statement contain the matters to be considered and acted upon, and you should read such material carefully.

        The Proxy Statement contains important information concerning the election of the Board of Directors of Digital. I urge you to give this matter your close attention, as it is of great significance to Digital and its shareholders. In addition, shareholders may transact such other business as may properly come before the Meeting or any adjournment thereof. The Board of Directors strongly recommends your approval of the nominees to the Board.

        We hope you will be able to attend the Meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, revoke your proxy if you attend the Meeting and choose to vote in person.

                                                   Sincerely,

                                                   /s/ ROBERT O. SMITH
                                                       ---------------------
                                                       Robert O. Smith
                                                       President



April 24, 2000

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                            Fremont, California 94538
                                 (510) 657-2635

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held On Wednesday, May 24, 2000


        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Digital Power Corporation, a California corporation ("Digital" or the "Company"), will be held on Wednesday, May 24, 2000, at 10:00 a.m. (Pacific
Time), at the Newark-Fremont Hotel, located at 39900 Balentine Drive, Newark, California 94560, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

        1. The election of five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified; and

        2. To transact such other business as may properly come before the meeting or any adjournments thereof.

        All of the above matters are more fully described in the accompanying Proxy Statement. Only shareholders of record at the close of business on April 21, 2000, are entitled to notice of and to vote at the Annual Meeting of the Shareholders.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            PHILIP G. SWANY, Secretary

Fremont, California
April 24, 2000


YOU ARE CORDIALLY INVITED TO ATTEND DIGITAL'S ANNUAL MEETING OF SHAREHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                      PROXY STATEMENT OF
                                  DIGITAL POWER CORPORATION
                                     41920 Christy Street
                                      Fremont, CA 94538
                                        (510) 657-2635

                           INFORMATION CONCERNING THE SOLICITATION

        This Proxy Statement is furnished to the shareholders of Digital Power Corporation ("Digital" or the "Company") in connection with the solicitation of proxies on behalf of Digital's Board of Directors for use at Digital's Annual Meeting of the Shareholders (the "Meeting") to be held on Wednesday, May 24, 2000, at 10:00 a.m. (Pacific Time), at the Newark-Fremont Hilton Hotel, located at 39900 Balentine Drive, Newark, California 94560, and at any and all adjournments thereof. Only shareholders of record on April 21, 2000, will be entitled to notice of and to vote at the Meeting.

        The proxy solicited hereby, if properly signed and returned to Digital and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the five nominees for the Board of Directors, and at the proxyholders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with Digital written notice of its revocation addressed to Philip G. Swany, Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California 94538; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

        This solicitation of proxies is being made by Digital's Board of Directors. Digital will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to shareholders. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees, and agents of Digital may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which Digital will also bear. Digital will reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Digital is held of record by such entities. In addition, Digital may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies if management determines it to be advisable.

        A copy of Digital's Annual Report on Form 10-KSB for the year ended December 31, 1999, accompanies this Proxy Statement.

        This Proxy Statement and form of proxy were first mailed to shareholders on or about April 24, 2000.

                          RECORD DATE AND VOTING RIGHTS

        Digital is authorized to issue up to 10,000,000 shares of Common Stock, no par value. As of April 21, 2000, 2,804,435 shares of Common Stock were issued and outstanding. No shares of Preferred Stock are outstanding. Each share of Common Stock shall be entitled to one vote on all matters submitted for shareholder approval. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is April 21, 2000.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. A majority of the outstanding shares of Common Stock must be represented at the Meeting to constitute a quorum for the transaction of business. For the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees. Directors will be elected from nominees receiving the highest number of affirmative votes cast by the holders of Digital's Common Stock, voting in person or by proxy at the Meeting. The abstentions, because they will be counted in determining whether a quorum is present for the vote on all matters, will have no effect on the election of directors. Broker non-votes are also counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved, and will have the same effect as an abstention.

        In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of directors and only if the shareholder holding such shares has given notice at the Meeting, prior to such voting, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the record date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected.

        If one of Digital's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked
"withhold authority." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Meeting.

        A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates for the Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Meeting. Ballots will be available at the Meeting for persons desiring to vote in person.

                              ELECTION OF DIRECTORS

     At the Meeting, shareholders will be asked to elect Messrs. Robert O. Smith, Chris Schofield, Thomas W. O'Neil, Jr., Scott C. McDonald and Robert J. Boschert, all current directors, to serve until the next Meeting and until their successor shall be elected and qualified. None of the nominees for director was selected pursuant to any arrangement or understanding. There are no family relationships between any of the directors and executive officers of Digital.

Nominees for Director

     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as director, if elected at the Meeting. In the event that any nominee is unable to serve, the person named in the proxy has discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election.

     The following sets forth the persons nominated by the Board of Directors for election as a director and certain information with respect to that person.

                       Nominee                      Age
               ----------------------             ------
               Robert O. Smith                      55
               Chris Schofield                      43
               Thomas W. O'Neil, Jr.                70
               Scott C. McDonald                    46
               Robert J. Boschert                   63

Background of Nominees

     Robert O. Smith is currently the President, Chief Executive Officer and Chairman of the Board. Mr Smith had been the Chairman of the Board since May 1999 and Chief Executive Officer, President and Director since 1989. From 1980 to 1989, he variously served as Vice President/Group Controller of Power Conversion Group, General Manager of Compower Division, and President of a Boschert subsidiary, Computer Products, Inc., a manufacturer of power conversion products and industrial automation systems. Mr. Smith received a B.S. in Business Administration from Ohio University and completed course work in the M.B.A. program at Kent State University.

     Chris Schofield is currently the Managing Director of Digital Power Limited and has held the position since January 1998. Mr. Schofield has been a Director since 1998. Mr. Schofield served as Director and General Manager of Gresham Power Group and Director of United Kingdom Operations of the Oxford Instruments Group, from 1995 to 1998.

     Thomas W. O'Neil, Jr. is currently a Director and has held that position since 1991. Mr. O'Neil is a Certified Public Accountant and Partner since 1991 of Schultze, Wallace & O'Neil, CPAs. He retired as a Partner of KPMG Peat Marwick, where he was employed from 1955 to 1991. Mr. O'Neil has served as a Director of California Exposition and State Fair, Director of Regional Credit Association and Director of Alternative Technology Resources, Inc. Mr. O'Neil is a graduate of St. Mary's College and is a member of the St. Mary's College Board of Regents.

     Scott C. McDonald is currently a Director, appointed in May 1998. Mr. McDonald is also the Chief Financial Officer and Administrative Officer of Conxion Corporation since December 1999, and a Director of Castelle Incorporated and Octant Technologies, Inc. since April 1999 and April 1998, respectively. From November 1996 to May 1998, Mr. McDonald served as Director of CIDCO Incorporated, a communications and information delivery company. From October 1993 to January 1997, he served as Executive Vice President, Chief Operating and Financial Officer of CIDCO. From March 1993 to September 1993, he served as President, Chief Operating and Financial Officer of PSI Integration, Inc. From February 1989 to February 1993, he served as Chief Financial Officer and Vice President, Finance Administration of Integrated System, Inc. Mr. McDonald received a B.S. in Accounting from the University of Akron and an M.B.A. from Golden Gate University.

     Robert J. Boschert is currently a Director and a Business consultant for small high-growth technology companies. Mr. Boschert is a Director of Hytek Microsystems, Inc., a position he has held since 1990. From June 1986 until June 1998, he served as consultant to Union Technology. Mr. Boschert is a founder of Boschert, Inc., and retired as a member of the Board of Directors in 1984. Mr. Boschert received a B.S. in Electrical Engineering from the University of Missouri.

Committees of the Board; Meetings and Attendance

     The Board's Audit Committee currently consists of Messrs. McDonald, O'Neil and Boschert. The primary functions of the Audit Committee are to review the scope and results of audits by the Company's independent auditors, the Company's internal accounting controls, the non-audit services performed by the independent accountants, and the cost of accounting services.

     The Board's Compensation Committee consists of Messrs. Boschert and McDonald. The Compensation Committee administers the Company's 1996 Stock Option Plan, the Company's 1998 Stock Option Plan, and the Company's 2000 Non-Qualified Stock Option Plan and approves compensation, remuneration, and incentive arrangements for officers and employees of the Company.

     The Board does not have a Nominating Committee.

     The Board met three times during 1999, and the Audit Committee and the Compensation Committee each met one time during 1999. Each director attended at least 75% of the meetings of the Board and of the committees upon which he served except for Mr. Boschert who attended 66-2/3% of the meetings and Mr. Schofield who attended 33-1/3% of the meetings.

Compensation of Directors

     Non-employee directors receive $10,000 per annum paid quarterly and options to purchase 10,000 shares of Common Stock.

Vote Required for the Election of Directors

        Directors will be elected from the nominees receiving the highest number of affirmative votes of the shares of Common Stock present and voting at the Meeting. Each share of Common Stock which is represented, in person or by proxy, at the Meeting will be accorded one vote on each nominee for director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights described under the caption "Record Date and Voting Rights," above.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL OF THE FIVE ABOVE-LISTED NOMINEES.


                    COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Digital's directors, executive officers, and persons who own more than 10% of Digital's outstanding Common Stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such directors, executive officers, and 10% shareholders are also required by the SEC rules to furnish the Company with copies of all
Section 16(a) forms they file.

        Based solely on a review of the copies of such forms furnished to Digital, or written representations that such filings were not required, Digital believes that, during the year ended December 31, 1999, its executive officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements.

Executive Officers

        The name, age and description of the executive officers of Digital and its subsidiaries are listed below.



       Name                   Position              Age                Period
-----------------    -------------------------    -------   -----------------------------------------
Robert O. Smith       Chairman of the Board,        55      Chairman of the Board: 1998 - Present
                      President and Chief                   Chief Executive Officer:  1989 - Present
                      Executive Officer                     President:  1996 - Present

Chris Schofield       Managing Director,            43      1998 - Present
                      Digital Power Limited

Philip G. Swany       Chief Financial Officer       50      1996 - Present



Background of Present Executive Officers

        Robert O. Smith (See Background of Nominees above for description)

        Chris Schofield (See Background of Nominees above for description)

     Philip G. Swany is the Chief Financial Officer. Mr. Swany joined the Company as its Controller in 1981. In February 1992, he left the Company to serve as the Controller for Crystal Graphics, Inc., a 3-D graphics software development company. In September 1995, Mr. Swany returned to the Company where he was made Vice President-Finance. In May 1996, he was named Chief Financial Officer and Secretary of the Company. Mr. Swany received a B.S. in Business Administration - Accounting from Menlo College, and attended graduate courses in Business Administration at the University of Colorado.

Executive Compensation

     Executive officers are appointed by, and serve at the discretion of, the Board of Directors. Except for Robert O. Smith, the Company's President and Chief Executive Officer, the Company has no employment agreements with any of its executive officers. The following table sets forth the compensation of the Company's President and Chief Executive Officer for 1999 and during the past two years. No other officer received annual compensation in excess of $100,000 during the 1999 fiscal year.

                                                     SUMMARY COMPENSATION TABLE
                                                                                          Long Term Compensation
                                   Annual Compensation                         Awards                      Payouts
                           -----------------------------------     -------------------------------     --------------
                                                                      Restricted     Securities             LTIP
Name and Pricipal                            Other Annual                Stock       Underlying            Payouts     All Other
Position             Year       Salary     Compensation ($)          Award(s) ($)    Options (#)             ($)     Compensation
--------------------------------------------------------------     -------------------------------     ----------------------------

Robert O. Smith      1999    $134,038(1)          $0                      $0         100,000(2)              $0             $0
President and        1998    $141,912(1)          $0                      $0         100,000(3)              $0             $0
CEO                  1997    $150,000             $0                      $0         100,000(4)              $0             $0




     (1) Pursuant to Mr. Smith's employment contract, during 1999, Mr. Smith was entitled to receive $200,000 per annum and during 1998, was entitled to receive $175,000 per annum. Due to the financial condition of the Company, Mr. Smith only received $134,038 and $141,912 during 1999 and 1998, respectively.

     (2) Represents options to acquire 100,000 shares of common stock at $1.875 per share.

     (3) Pursuant to his employment contract, in January 1998, Mr. Smith received options to acquire 100,000 shares of Common Stock at $6.69 per share. These options expire in January 2008. On November 5, 1998, these options were repriced to an exercise price of $2.31 per share.

     (4) Pursuant to his employment contract, in January 1997, Mr. Smith received options to acquire 100,000 shares of Common Stock at $5.4375 per share. These options expire in January 2007. On November 5, 1998, these options were repriced to an exercise price of $2.31 per share.

     On March 1, 2000, the Company and Mr. Smith entered into an employment contract effective January 1, 2000. The term of the employment agreement is for one year subject to annual renewal. Under the terms of Mr. Smith's employment contract, Mr. Smith shall serve as President and Chief Executive Officer of the Company and his salary shall be $200,000 per annum and be entitled to bonuses as determined by the Board. In addition, he shall have the right to receive on the first business day of each January during the term of his contract options to acquire 100,000 shares of Common Stock at the lower of market value as of such date or the average closing price for the first six months of each year of his contract. Pursuant to Mr. Smith's employment contract, in the event there is a change in control of the Company, Mr. Smith shall be entitled to receive in one payment, the sum of six (6) times his annual base salary. If Mr. Smith's employment agreement is not renewed or he is terminated without cause, Mr. Smith will be entitled to three times his annual base salary.

        The following table sets forth the options granted to Mr. Smith during the past fiscal year.


                                 OPTION/ SAR GRANTS IN LAST FISCAL YEAR
                                                       Individual Grants
                    ---------------------------------------------------------------------------------------
                        Number of Securities      % of Total Options       Exercise or       Expiration
                         Underlying Options      Granted to Employees      Base Price           Date
       Name                  Granted (#)            in Fiscal Year       ($/Shareholder)
------------------ --------------------------   ----------------------  -----------------  ----------------
Robert O. Smith               100,000                   54.98%               $1.875         January 2009



        The following table sets forth Mr. Smith's fiscal year end option values. No options were exercised by Mr. Smith during 1999.


                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR-END OPTION VALUES
                                                                                          Value of
                                                                                     Unexercised In-the-
                                                            Number of Unexercised       Money Options
                          Shares                            Options at FY-End (#)     at FY-End ($)(1)
                       Acquired on                               Exercisable/           Exercisable/
       Name            Exercise (#)    Value Realized ($)       Unexercisable           Unexercisable
------------------    -------------  ---------------------  ---------------------   ----------------------
Robert O. Smith          None               None                  386,400 / 0           $81,496 / $0




     (1) Market price at December 31, 1999, for a share of common stock was $1.4375.

Stock Plans

        Employee Stock Purchase Plan. The Company has adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 1999, the ESOP owns, in the aggregate, 167,504 shares of the Company's Common Stock. In June 1996, the ESOP entered into a $500,000 loan with San Jose National bank to finance the purchase of shares. The Company guaranteed the repayment of the loan, and Company contributions to the ESOP were used to pay off the loan by the end of 1999. All employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of the Company's Common Stock owned by the ESOP are voted by the ESOP trustees. Mr. Smith, President and Chief Executive Officer of the Company, is one of two trustees of the ESOP.

        1998 and 1996 Stock Option Plans. The Company has established the 1998 and 1996 Stock Option Plans (the "Plans"). The purposes of the Plans are to encourage stock ownership by employees, officers, and directors of the Company to give them a greater personal interest in the success of the business and to provide an added incentive to continue to advance in their employment by or service to the Company. A total of 753,000 options are authorized to be issued under the Plans, of which 647,980 options have been issued. The Plans provide for the grant of either incentive or non-statutory stock options. The exercise price of any incentive stock option granted under the Plans may not be less than 100% of the fair market value of the Common Stock of the Company on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the Plans may be purchased for cash. Unless otherwise provided by the Board, an option granted under the Plans is exercisable for ten years. The Plans are administered by the Compensation Committee which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The Plans may be amended, suspended, or terminated by the Board but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by the Company. No option is transferrable by the optionee other than by will or the laws of descent and distribution.

        2000 Non-Qualified Stock Option Plan. The Company has established the 2000 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), of which 500,000 shares of the Company's Common Stock has been reserved for issuance under the Non-Qualified Plan. As of April 21, 2000, the Company has not issued any options under the 2000 Non-Qualified Plan.

Other Stock Options

        The Company, as of December 31, 1999, has outstanding options to acquire 92,000 shares of Common Stock at $1.80 per share and options to acquire 86,900 shares of Common Stock at $.50 per share. These options were granted to employees in May 1993 and are now fully vested.

401(k) Plan

        The Company has adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of the Company's full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. These deferred amounts are contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. The Company matches contributions at the rate of $.25 for each $1.00 contributed. The Company can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust.

                             PRINCIPAL SHAREHOLDERS

        The following table sets forth, as of April 21, 2000, certain information with respect to the beneficial ownership of shares of Digital Common Stock by all shareholders known by Digital to be the beneficial owners of more than five percent (5%) of the outstanding shares of such Common Stock, all directors and executive officers of Digital individually, and all directors and all executive officers of Digital as a group. As of April 21, 2000, there were 2,804,435 shares of Common Stock outstanding.


                                                          No. of Shares
                      Name                                Common Stock(1)                   Percent
---------------------------------------------           ------------------                 ----------
Rhodora Finance Corporation Limited                           180,000                         6.42%
80 Broad Street
Monrovia, Liberia

Digital Power - ESOP                                          167,504                         5.97%
41920 Christy Street
Fremont, CA  94538

Thomas W. O'Neil, Jr.,                                         75,600(2)                      2.65%
Director

Robert O. Smith,                                              765,904(3)                     22.51%
Director and Chief Executive Officer

Chris Schofield,                                                9,000                            *
Managing Director, Digital Power Limited

Philip G. Swany,                                               49,250(4)                      1.73%
Chief Financial Officer

Scott C. McDonald,                                             10,000(5)                         *
Director

Robert J. Boschert,                                            10,000(5)                         *
Director

All directors and executive officers as a group               919,754(6)                      24.7%
(6 persons)


*    Less than one percent (1%).

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2) Includes 50,000 shares subject to options and warrants exercisable within 60 days.

(3) Includes 598,400 shares subject to options and warrants exercisable within 60 days. Also includes 167,504 owned by the Digital Power ESOP of which Mr. Smith is a trustee.

(4)  Represents 49,250 shares subject to options exercisable within 60 days.

(5) Includes 10,000 shares subject to options and warrants exercisable within 60 days.

(6) Includes 717,650 shares subject to options and warrants and exercisable within 60 days. Also includes 167,504 shares owned by the Digital Power ESOP, of which Mr. Smith is a trustee and may be deemed a beneficial owner.

                       APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors retained the firm of Hein + Associates, LLP as independent auditor for Digital and its subsidiaries for the year 2000. A representative of Hein + Associates, LLP will be at the Meeting to respond to appropriate questions.

                                  OTHER MATTERS

        The Board of Directors of Digital knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.

                             ADDITIONAL INFORMATION

        Copies of the exhibits to Digital's Annual Report on Form 10-KSB will be provided to any requesting shareholder, provided that such shareholder agrees to reimburse the Company for reasonable fees related to providing such exhibits. Shareholders should direct their request to: Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

                              SHAREHOLDER PROPOSALS

        Shareholder proposals to be included in Digital's Proxy Statement and Proxy for its 2001 annual meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by Digital no later than Friday, December 1, 2000.

     ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ PHILIP G. SWANY
                                                ----------------------
                                                Philip G. Swany,
                                                Corporate Secretary

April 24, 2000

                            DIGITAL POWER CORPORATION
                     41920 Christy Street, Fremont, CA 94538

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Robert O. Smith and Philip G. Swany, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of DIGITAL POWER CORPORATION ("Digital"), held of record by the undersigned on April 21, 2000, at the Annual Meeting of Shareholders to be held on May 24, 2000 at 10:00 a.m. (Pacific Time), at the Newark-Fremont Hilton Hotel, located at 39900 Balentine Drive, Newark, California 94560, and at any and all adjournments thereof.

1.    Election of Directors.

      FOR all nominees listed below _____         WITHHOLD AUTHORITY ______
      (except as marked to the contrary below)   (to withhold vote for all
                                                  Nominees below)

      (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

      Robert O. Smith         Chris Schofield          Thomas W. O'Neil, Jr.
      Scott C. McDonald       Robert J. Boschert

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the five above-listed director nominees.

        Please sign exactly as name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ______ ____________________________      ______________________________
              Name (Print)                      Name (Print) (if held jointly)
              ____________________________      ______________________________
              Signature                         Signature (if held jointly)
              ____________________________      ______________________________
              (Address)                         (Address)

I will ___ will not ___ attend the Meeting. Number of persons to attend: _____.

        PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.